Heritage-Crystal Clean, Inc.
Historic Segment Financial Reporting
(In Thousands)
(Unaudited)

First Quarter Ended, March 27, 2010

	Environmental Services	Oil Business	Corporate and Eliminations	Consolidated

Sales	$22,764	$1,241	$-	$24,005
Operating expenses
Operating costs	16,122	1,496	-	17,618
Operating depreciation and amortization	875	8	-	883
Profit (loss) before corporate selling, general, and administrative expenses	5,767	(263)		5,504
Selling, general, and administrative expenses	-	-	4,218	4,218
Depreciation and amortization from SG&A	-	-	146	146
Total selling, general, and administrative expenses			4,364	4,364
Operating income				1,140
Interest expense - net	-	-	-	-
Income before income taxes				1,140
Provision for income taxes	-	-	478	478
Net income				$662

Second Quarter Ended, June 19, 2010

	Environmental Services	Oil Business	Corporate and Eliminations	Consolidated

Sales	$24,132	$1,206	$-	$25,338
Operating expenses
Operating costs	16,609	1,714	-	18,323
Operating depreciation and amortization	896	9	-	905
Profit (loss) before corporate selling, general, and administrative expenses	6,627	(517)		6,110
Selling, general, and administrative expenses	-	-	4,285	4,285
Depreciation and amortization from SG&A	-	-	150	150
Total selling, general, and administrative expenses			4,435	4,435
Loss from disposal of fixed asset	-	-	39	39
Operating income				1,636
Interest expense - net	-	-	-	-
Income before income taxes				1,636
Provision for income taxes	-	-	705	705
Net income				$931

Third Quarter Ended, September 11, 2010

	Environmental Services	Oil Business	Corporate and Eliminations	Consolidated

Sales	$23,897	$2,839	$-	$26,736
Operating expenses
Operating costs	17,243	3,154	-	20,397
Operating depreciation and amortization	915	10	-	925
Profit (loss) before corporate selling, general, and administrative expenses	5,739	(325)		5,414
Selling, general, and administrative expenses	-	-	4,000	4,000
Depreciation and amortization from SG&A	-	-	151	151
Total selling, general, and administrative expenses			4,151	4,151
Operating income				1,263
Interest expense - net	-	-	-	-
Income before income taxes				1,263
Provision for income taxes	-	-	536	536
Net income				$727

Heritage-Crystal Clean, Inc.
Historic Segment Financial Reporting
(In Thousands)
(Unaudited)

Fourth Quarter Ended, January 1, 2011

	Environmental Services	Oil Business	Corporate and Eliminations	Consolidated

Sales	$33,427	$2,612	$-	$36,039
Operating expenses
Operating costs	24,013	3,422	-	27,435
Operating depreciation and amortization	1,259	14	-	1,273
Profit (loss) before corporate selling, general, and administrative expenses	8,155	(824)		7,331
Selling, general, and administrative expenses	-	-	5,533	5,533
Depreciation and amortization from SG&A	-	-	195	195
Total selling, general, and administrative expenses			5,728	5,728
Operating income				1,603
Interest expense - net	-	-	-	-
Income before income taxes				1,603
Provision for income taxes	-	-	652	652
Net income				$951

Year Ended January 1, 2011

	Environmental Services	Oil Business	Corporate and Eliminations	Consolidated

Sales	$104,220	$7,898	$-	$112,118
Operating expenses
Operating costs	73,987	9,786	-	83,773
Operating depreciation and amortization	3,945	41	-	3,986
Profit (loss) before corporate selling, general, and administrative expenses	26,288	(1,929)		24,359
Selling, general, and administrative expenses	-	-	18,036	18,036
Depreciation and amortization from SG&A	-	-	642	642
Total selling, general, and administrative expenses			18,678	18,678
Loss from disposal of fixed asset	-	-	39	39
Operating income				5,642
Interest expense - net	-	-	-	-
Income before income taxes				5,642
Provision for income taxes	-	-	2,371	2,371
Net income				$3,271

Total Assets by Segment

	March 27, 2010	June 19, 2010	September 11, 2010	January 1, 2011
Total assets:
Environmental Services	24,944	25,832	25,305	26,498
Oil Business	1,960	4,018	5,871	13,261
Unallocated corporate assets	28,751	50,897	54,290	49,813
Total	55,655	80,747	85,466	89,572

Segment assets for the Environmental Services and Oil Business segments consist of property, plant, and equipment, intangible assets, and inventories allocated to each segment.  Assets for the Corporate unallocated amounts consist of property, plant, and equipment used at the Corporate headquarters, as well as cash, accounts receivable, and tax assets.